Creditors: amounts falling due after more than one year	12 Months Ended
Dec. 31, 2021
Accounts Payable and Accrued Liabilities, Noncurrent [Abstract]
Creditors: amounts falling due after more than one year
17.	Creditors: amounts falling due after more than one year

	2021 £	2020 £
Bank loans and overdrafts	—	8,750,000
Deferred consideration payable on acquisition	—	180,531
Obligations under finance leases and hire purchase contracts	—	127,174

	—	9,057,705

As at 31 December 2021, all
non-current
liabilities in 2020 are now current liabilities and disclosed in note 16.
The bank loan as at 31 December 2020, accrued interest at LIBOR plus 4.75% (2019: LIBOR plus 4.75%), due for repayment at the maturity date in August 2022. The undrawn portion of the facility (£6.25m at 31 December 2020) attracts interest at 1.9%. The interest rate switched to a risk free benchmark (SONIA) on the cessation date for LIBOR which occurred on 31 December 2021.